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                                                                    EXHIBIT 99.s

                                POWER OF ATTORNEY

     The undersigned Directors and officers, as indicated respectively below, of Tortoise Energy Infrastructure Corporation (the "Company") each hereby constitutes and appoints David J. Schulte and Kenneth P. Malvey, each of them with full powers of substitution, as his or her true and lawful attorney-in-fact and agent to execute in his or her name and on his or her behalf in any and all capacities the Registration Statements on Form N-2, as applicable, and any and all amendments thereto, and all other documents, filed by the Company with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratify and confirm as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of the 12th day of December, 2003.

SIGNATURES                                   TITLE

/s/ H. Kevin Birzer                          Director and Chairman of the Board
--------------------------------

H. Kevin Birzer

/s/ Conrad S. Ciccotello                     Director
--------------------------------

Conrad S. Ciccotello

/s/ John R. Graham                           Director
--------------------------------

John R. Graham

/s/ Charles A. Heath                         Director
--------------------------------

Charles A. Heath

/s/ Terry C. Matlack                         Director, Treasurer and Chief
--------------------------------             Financial Officer
Terry C. Matlack